                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


            Michigan                       0-452                 38-1093240
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
         incorporation)                                      Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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                  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                     Description

                   99.1            Press release dated January 30, 2003

                   99.2            Fourth Quarter and Full Year 2002 Investor
                                   Presentation


                  ITEM 9. REGULATION FD DISCLOSURE

         The registrant's press release dated January 30, 2003, regarding its 2002 fourth quarter and full year consolidated results is attached hereto as
Exhibit 99.1.

         The registrant hosted its fourth quarter and full year 2002 earnings conference call and webcast on Thursday, January 30, 2003 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its Fourth Quarter and Full Year 2002 Investor Presentation, which contains a summary of registrant's financial results for the quarter and year ending December 31, 2002, as well as certain other financial and operating information. Pursuant to Regulation FD, registrant hereby furnishes the Fourth Quarter and Full Year 2002 Investor Presentation as
Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least February 13, 2003.
Exhibit 99.2 is incorporated by reference under this Item 9.

Note: The information in this report (including Exhibit 99.2) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TECUMSEH PRODUCTS COMPANY


Date: January 30, 2003                       By  /s/ David W. Kay
                                                --------------------------------
                                                     David W. Kay
                                                     Vice President, Treasurer
                                                     and Chief Financial Officer














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                                  EXHIBIT INDEX


               Exhibit No.                      Description

                   99.1             Press release dated January 30, 2003

                   99.2             Fourth Quarter and Full Year 2002 Investor
                                    Presentation














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